SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 9, 1996


                               UROMED CORPORATION
                (Exact name of registrant as specified in its charter)


     Massachusetts             000-23266               04-3104185
- --------------------------------------------------------------------------
    (State or Other         (Commission File        (I.R.S. Employer
    Jurisdiction of             Number)            Identification No.)
    Incorporation)



                    64 A Street, Needham, Massachusetts 02194
                     Address of principal executive offices


       Registrant's telephone number, including area code: (617) 433-0033



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Item 2.     Acquisition of Assets of ASI Liquidating Trust

      On May 9, 1996, the Registrant closed an acquisition of all of the incontinence assets of the ASI Liquidating Trust (the "Trust"), the successor to Advanced Surgical Intervention, Inc., including all assets relating to the Miniguard Patch(TM), an United States Food and Drug Administration cleared prescription adhesive patch placed against the external uretheral opening to help to block leakage of urine in women with mild to moderate stress incontinence. In consideration for the assets acquired from the Trust, the Registrant paid to the Trust the amount of $7,000,000 in cash, issued to the Trust 1,868,021 shares of its common stock, no par value ("Common Stock"), and committed to issue an additional 467,005 shares of Common Stock, for a total of 2,335,026 shares of Common Stock, if a resale registration statement on Form S-3 filed with respect to such shares is declared effective within a designated period (not to exceed 45 days) of its filing. In the event that the registration statement on Form S-3 is not declared effective within such period, the Registrant will be required to issue to the Trust an additional number of shares of Common Stock if the market value of the Common Stock declines during the period between the end of the designated period after the filing of the registration statement and the effective date, not to exceed a maximum additional number of shares equal in value to $4,600,000 on the effective date. If the market value of the Common Stock increases during the same period, the Registrant will issue fewer than 467,005 additional shares of Common Stock, so as to offset the increase in value of the original aggregate 2,335,026 shares of Common Stock from the end of the designated period to the effective date, subject to a maximum decrease in the number of shares equal to $4,600,000 in value on the effective date.

      The Registrant entered into Non-Competition and Consulting Agreements with the co-inventors of the Miniguard Patch and one other significant former employee of Advanced Surgical Intervention, Inc. pursuant to which such persons agreed to assist the Registrant with the transition of the purchased assets to the Registrant's operations and to assume certain non-competition obligations for a period of three years after the closing date.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number    Description
- --------------    ------------
       2.1        Asset Purchase Agreement, dated as of May 9, 1996, among
                  UroMed Corporation, Robert F. Rosenbluth and Donald B. Milder as Trustees, the ASI Liquidating Trust and the Indemnifying
                  Beneficiaries named on Schedule A thereto.

      99.1        Press  Release  issued  May 10,   1996  announcing  the
                  acquisition of the incontinence-related assets of the ASI Liquidating Trust.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UROMED CORPORATION


Dated:  May 9, 1996            By: /s/ Paul J. Murphy
                                   ------------------------------
                                   Paul J. Murphy, Treasurer and
                                   Chief Financial Officer

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